                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                                April 21, 1998




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 731-2000



                                   No Change
         (Former Name or Former Address, if changed since last report)
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Item 5.   OTHER EVENTS

          Information contained in news releases of PacifiCorp issued on April 21, 1998 and April 30, 1998 concerning the receipt of a Utah allocation order and the termination of the Company's bid to acquire The Energy Group, respectively, is incorporated herein by reference. Also filed as an exhibit hereto are the Utah Allocation Order and information contained in a news release of the Company issued on May 5, 1998.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99(a)  PacifiCorp news release issued April 21, 1998.

               99(b)  Utah Allocation Order.

               99(c)  PacifiCorp news release issued April 30, 1998.

               99(d)  PacifiCorp news release issued May 5, 1998.



                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: RICHARD T. O'BRIEN
                                            __________________________________
                                            Richard T. O'Brien
                                            Senior Vice President and
                                            Chief Financial Officer


Date:  May 6, 1998
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                               INDEX TO EXHIBITS
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EXHIBIT                           DESCRIPTION                             PAGE
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 99(a)         PacifiCorp news release issued April 21, 1998.

 99(b)         Utah Allocation Order.

 99(c)         PacifiCorp news release issued April 30, 1998.

 99(d)         PacifiCorp news release issued May 5, 1998.
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